SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 28, 2000


                            99(CENT)ONLY STORES, INC.
               (Exact Name of Registrant as Specified in Charter)


       California                     1-11735                 95-2411605
(State or Other Jurisdiction        (Commission              (IRS Employer
    of Incorporation)               File Number)           Identification No.)


                         4000 East Union Pacific Avenue
                       City of Commerce, California 90023
                    (Address of Principal Executive Offices)

                                 (323) 980-8145
                         (Registrant's Telephone Number)


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ITEM 2.  ACQUISITION OR DISTRIBUTION OF ASSETS.

        On December 28, 2000, 99(cent) Only Stores, Inc., a California corporation (the "Registrant"), sold to Universal Deals, Inc., a California corporation ("Deals"), and Universal Odd's-N-End's, Inc., a Minnesota corporation ("Universal ONE", and with Deals, the "Buyers") its 100% interests in Universal International, Inc., a Minnesota corporation ("Universal"), and Odd's-N-Ends, Inc., a Delaware corporation ("Odd's-N-End's"). Pursuant to the Stock Purchase Agreement, the Registrant sold to Deals 1,000 shares of Universal common stock, $0.05 par value, representing 100% of Universal's total issued and outstanding common stock. In addition, the Registrant sold to Universal ONE 1,000 shares of Odd's-N-End's common stock, par value $0.10, representing 100% of Odd's-N-End's total issued and outstanding common stock. The aggregate purchase price for all shares sold was $33,909,445, which price was determined by negotiations between the Registrant and the Buyers, and was approved by the Board of Directors of the Registrant on December 16, 2000. Universal was a subsidiary of the Registrant, operating a multi-price-point variety chain, with 65 stores located in the Midwest, Texas and Upstate New York, under the trade names of Only Deals and Odd's-N-End's. A copy of the Stock Purchase Agreement is attached to this Form 8-K as Exhibit 2.1.


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ITEM 5.  OTHER EVENTS

     Reference is made to the press release of Registrant, issued on December 20, 2000, which contains information meeting the requirements of this Item 5, and which are incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION & EXHIBITS

          (a)    Financial Statements. N/A

          (b)    PRO FORMA Financial Information.

          To be filed by amendment within sixty (60) days of this filing.

          (c)    Exhibits.

          Exhibit 2.1  Stock Purchase Agreement dated December 28, 2000

          Exhibit 99.1 Press Release dated December 20, 2000


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


January 12, 2001                            99(cent)ONLY STORES, INC.


                                            By:    /S/ ERIC SCHIFFER
                                                ----------------------
                                                   Eric Schiffer
                                                   President


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                                  EXHIBIT INDEX

EXHIBITS                                                            PAGE NUMBER

2.1     Stock Purchase Agreement dated                                  7
        December 28, 2000 by and between
        99(cent)Only Stores, Inc.,
        Universal International, Inc.,
        Odd's-N-End's, Inc., and
        Universal Deals, Inc. and
        Universal Odd's-N-Ends, Inc.

99.1    Press Release dated December 20, 2000                            23

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